Harbor Domestic Equity Funds

Supplement to Prospectus dated March 1, 2019
Harbor Mid Cap Growth Fund
Effective March 1, 2020, Michael T. Carmen will no longer serve as a portfolio manager of Harbor Mid Cap Growth Fund (the “Fund”). Stephen C. Mortimer, the Fund’s current lead portfolio manager, and Mario E. Abularch, CFA, CMT will continue to serve as co-portfolio managers for the Fund.
August 14, 2019
Investors Should Retain This Supplement For Future Reference
S0819.P.DE